Prospectus
January 4, 2010

Service Class Shares

Royce Mid-Cap Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

www.roycefunds.com

TheRoyceFunds

COMMITTED TO SMALLER COMPANIES, DEVOTED TO VALUE

Overview

At Royce & Associates, LLC ("Royce"), the Fund's investment adviser, we invest primarily in the securities of smaller companies using various value methods. We evaluate the quality of a company's balance sheet, the level of its cash ﬂows and other measures of a company's ﬁnancial condition and proﬁtability. We may also consider other factors, such as a company's unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difﬁculties. We then use these factors to assess the company's current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. With this approach, we seek to select companies for investment by our Funds that we believe should increase toward our estimate of their current worth over a two- to five-year period, resulting in capital appreciation for Fund investors.

Our Funds' ability to achieve their goals will depend largely on our portfolio managers' skill in selecting their portfolio companies using our risk-averse value approaches. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

- Charles M. Royce

Table of Contents

Royce Mid-Cap Fund	2
Investing in Mid-Cap Companies	4
Investing in Foreign Securities	4
Management of the Fund	5
General Shareholder Information	6

This Prospectus relates only to the Service Class of shares of Royce Mid-Cap Fund (the "Fund") which are offered by The Royce Fund without sales charges.

The information on pages 2-3 about the Fund's investment goals and principal strategies and about the primary risks for the Fund's investors is based on, and should be read in conjunction with, the information on pages 4-5 of this Prospectus. This section includes information about the investment and risk characteristics of smaller companies, the market for their securities and Royce's value approach to investing. For biographical information about the portfolio managers of the Fund, please see page 5.

ROYCE MID-CAP FUND

Investment Goal and Principal Strategies

Royce Mid-Cap Fund's investment goal is long-term growth of capital. Royce & Associates, LLC ("Royce"), the Fund's investment adviser, invests the Fund's assets primarily in the equity securities of mid-cap companies with market capitalizations from $2.5 billion to $15 billion that Royce believes are trading below its estimate of their current worth. The Fund generally seeks to invest in securities of companies that have excellent business strengths, high internal rates of return and exhibit above-average prospects. The Fund seeks to accomplish its objectives by (i) employing a disciplined value approach that examines the financial and operating dynamics of a business in an attempt to identify companies whose market value differs from Royce's assessment of its intrinsic/business or "current worth" and, (ii) indentifying what Royce believes are opportunistic situations for such undervalued companies. Such opportunistic situations may include turnarounds, companies with interrupted earnings patterns, companies with unrecognized asset values, and companies with misplaced investor concerns or underappreciated potential. A portfolio management team comprised of Carl Brown, Brendan Hartman, James Stoeffel and W. Whitney George manages the Fund.

Normally, the Fund invests at least 80% of its net assets in equity securities of such mid-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Mid-Cap Fund is subject to market risk-the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

The prices of mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund's investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the Fund has yet to commence operations, it does not yet have any historical performance and therefore no return information is included in this Prospectus.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge (load) imposed on reinvested dividends	None
Early redemption fee
On purchases held for 180 days or more	None
On purchases held for less than 180 days	1.00%

Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management fees	1.00%
Distribution (12b-1) fees	0.25%
Other expenses	0.50%
Total annual Fund operating expenses	1.75%
Fee waivers and expense reimbursements	(0.26)%
Net annual Fund operating expenses	1.49%

Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund's net annual operating expense ratio at or below 1.49% through April 30, 2013. "Other expenses" are estimated for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's total operating expenses (net of fee waivers and expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
1 Year	3 Years
$152	$471

INVESTING IN MID-CAP COMPANIES

Royce Mid-Cap Fund primarily invests in equity securities issued by mid-cap companies. Royce deﬁnes mid-cap as those companies with market capitalizations between $2.5 billion and $15 billion.

Investing in mid-cap companies may involve greater risk than investing in larger-capitalization companies. Mid-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns.

The Fund may also invest in foreign securities. For more information regarding investing in foreign securities please see pages 4-5.

Value Investing

Royce's portfolio managers use various value methods in managing the Fund's assets. In selecting securities for the Fund, they evaluate the quality of a company's balance sheet, the level of its cash ﬂows and other measures of a company's ﬁnancial condition and proﬁtability. The portfolio managers may also consider other factors, such as a company's unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difﬁculties. The portfolio managers then use these factors to assess the company's current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

Royce's portfolio managers generally invest in securities of companies that are trading signiﬁcantly below their estimate of the company's current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company's securities to increase over a two- to ﬁve-year period toward this estimate.

Royce's value approach strives to reduce some of the other risks of investing in the securities of mid-cap companies (for the Fund's portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen ﬁnancial risk by buying companies with strong balance sheets and low leverage.

While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in mid-cap companies. For more information regarding the speciﬁc approach used for the Fund's portfolio, see page 2.

Although Royce's approach to security selection seeks to reduce downside risk to the Fund's portfolio, especially during periods of broad mid-cap company stock market declines, it may also potentially have the effect of limiting gains in strong mid-cap company up markets.

Temporary Investments

The Fund may invest in short-term ﬁxed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If the Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

INVESTING IN FOREIGN SECURITIES

Non-U.S. Securities

Royce defines "foreign" securities as those that do not trade on a U.S. exchange. Royce believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets do not generally move in a manner parallel to U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.

The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment; sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

Developing Countries

The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that the Fund invests in companies located in developing, or emerging market, countries. Investments in securities of companies located in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain developing countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of the Fund's assets denominated in such currencies. Some developing countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economics and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of the Fund's investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to companies domiciled in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such companies.

MANAGEMENT OF THE FUND

Royce & Associates, LLC ("Royce") is the Fund's investment adviser and is responsible for the management of its assets. Royce has been investing in smaller-company securities with a value approach for more than 35 years. Its offices are located at 745 Fifth Avenue, New York, NY 10151. Charles M. Royce has been the firm's President and Chief Investment Officer or Co-Chief Investment Officer during this period.

Royce's investment staff also includes Carl Brown, Brendan Hartman, James Stoeffel and W. Whitney George, each of whom serves on the portfolio management team that manages the Fund. In general, no one member of the portfolio management team is primarily responsible for making investment recommendations for the Fund.

Carl Brown joined Royce in 2009 as a Portfolio Manager. Previously he was a Portfolio Manager for a long/short equity private investment vehicle which he co-founded with Messrs. Hartman and Stoeffel (2008-2009), a Portfolio Manager at Cramer Rosenthal McGlynn ("CRM") (2005-2008), an Analyst at CRM (1999-2005) and a Consultant in the international tax practice of KPMG (1994-1999). Brendan Hartman joined Royce in 2009 as a Portfolio Manager. Previously he was a Portfolio Manager for a long/short equity private investment vehicle which he co-founded with Messrs. Brown and Stoeffel (2008-2009), a Portfolio Manager at CRM (2003-2008), an Analyst at CRM (2001-2003), a Senior Research Analyst at Donaldson, Lufkin & Jenrette (1997-2001) and a Research Analyst at Salomon Brothers (1996-1997). James Stoeffel joined Royce in 2009 as a Portfolio Manager. Previously he was a Portfolio Manager for a long/short equity private investment vehicle which he co-founded with Messrs. Brown and Hartman (2008-2009), a Portfolio Manager and Investment Policy Committee member at CRM (2001-2008), Director of Research at Palisade Capital Management (1999-2001), Research Analyst and Vice President in Smith Barney's Emerging Growth Stock Research Group (1993-1999) and an Auditor for a number of companies in the financial services industry (1984-1992). W. Whitney George is Co-Chief Investment Officer, Managing Director and Vice President of Royce. Mr. George has been a Portfolio Manager at Royce since 2000 and has been employed by Royce since 1991.

The Fund's Statement of Additional Information provides additional information about the structure of the portfolio managers' compensation, other accounts that they manage and their ownership of shares in the Fund(s) that each manages.

Royce Fund Services, Inc. ("RFS") distributes the Fund's shares. The Royce Fund has adopted a distribution plan for the Service Class of the Fund under Rule 12b-1. Under the plan, the Service Class is obligated to pay a fee to RFS at the annual rate of up to 0.25% of its average net assets. RFS will use these fees to cover sales-related and account maintenance costs and to pay service and other fees to broker-dealers that introduce investors to the Service Class of the Fund.

State Street Bank and Trust Company is the custodian of the Fund's securities, cash and other assets. Boston Financial Data Services - Midwest ("BFDS") is the Fund's transfer agent.

Investment Advisory Services Provided By Royce

Royce receives advisory fees monthly as compensation for its services to the Fund. The annual rates of these fees, before any waiver to cap the expense ratios for the Fund at specified levels as shown in the Fees and Expenses table, are as follows:
Annual Rate of Fund's Average Net Assets
-	1.00% of the first $2,000,000,000
-	0.95% of the next $2,000,000,000
-	0.90% of the next $2,000,000,000 and
-	0.85% of any additional average net assets

A discussion of the basis of the Board of Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's first Annual or Semi-Annual Report to Shareholders after the commencement of operations of the Fund.

GENERAL SHAREHOLDER INFORMATION

For a more detailed discussion of The Royce Fund policies regarding direct ownership of Fund shares, including information on opening accounts, buying, redeeming, exchanging and transferring ownership of Fund shares, please contact Investor Services at (800) 221-4268.

Purchasing Shares

The Fund offered through this Prospectus is no-load, meaning that you pay no sales fees to buy shares directly from The Royce Fund. The Fund pays its own management fees and other operating expenses as outlined in this Prospectus.

If you purchase Fund shares through a third party, such as a discount or full service broker-dealer, bank or other financial intermediary, or through a firm that provides recordkeeping and other shareholder services to employee benefit plans ("Retirement Plan Recordkeepers"), investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus.

Minimum initial investments for share purchased directly from The Royce Fund
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Accounts	$1,000
401(k) Accounts	None

The minimum subsequent investment is $50, regardless of account type.

If you purchase Fund shares through a third party, the shares may be held in the name of that party on the Fund's books. RFS and/or Royce may compensate broker-dealers, Retirement Plan Recordkeepers, and other financial intermediaries that introduce investors to the Fund, provide the opportunity to distribute the Fund through their sales personnel, provide access to their sales personnel and branch offices, and/or provide certain administrative services to their customers who own Fund shares. These payments are sometimes referred to as "revenue sharing." In addition, The Royce Fund's Board of Trustees has authorized the Fund to compensate such third parties to the extent the Board has determined that any of the services which these parties render to the Fund are non-distribution-related shareholder services, including recordkeeping and account maintenance services.

Payments to third parties may be more or less than the payments received by these parties with respect to other mutual funds, and may influence the intermediary to make the Fund available over other mutual funds. You may ask your intermediary about these differing interests and how it is compensated for administering your investment. Revenue-sharing payments may benefit Royce to the extent that the payments result in more assets, on which fees are charged by Royce, being invested in the Fund. More information about these arrangements can be found in the Fund's Statement of Additional Information.

The Royce Fund reserves the right both to suspend the offering of the Fund's shares to new investors and to reject any speciﬁc purchase request. The Fund does not offer its shares for sale outside of the United States.

Customer Identification Program

To help the government ﬁght the funding of terrorism and money laundering activities, federal law requires all ﬁnancial institutions to obtain, verify and record information that identiﬁes each person who opens an account. When you open a new account to buy shares of the Fund, the Fund or your ﬁnancial intermediary may ask for your name, address, date of birth and other information that will allow the Fund to identify you. If the Fund or your ﬁnancial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Redeeming Shares

You may redeem shares in your account at any time. The Fund, however, is intended primarily for long-term investment purposes and is not intended to provide a means of speculating on short-term market movements.

Early Redemption Fee

In order to discourage short-term trading, The Royce Fund assesses an early redemption fee of 1% on redemptions of shares of the Fund that you held for less than 180 days. The fee is payable to the Fund out of the proceeds otherwise payable to you.

The "ﬁrst-in, ﬁrst-out" method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. For accounts registered on the books of the Fund's transfer agent, the anniversary day of an account transaction determines the 180-day holding period, so that if you purchased the Fund's shares on June 1, 2009, these shares would be subject to the fee if you were to redeem them prior to November 28, 2009. In this example, the shares would not be subject to a fee if you were to redeem the shares on or after November 28, 2009.

You will incur no fee on shares that you acquire through distribution reinvestment. The redemption fee will apply to shares that you exchange into another Royce Fund. The following types of shareholders and accounts are exempt from the early redemption fee: participants in Automatic Investment or Withdrawal Plans; certain proﬁt sharing or retirement plans; certain pre-approved group investment plans and charitable organizations; omnibus or similar account customers of certain pre-approved broker-dealers and other institutions.

Other Redemption Information

The Royce Fund may suspend redemption privileges or postpone payment for the Fund when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.

The Fund will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy the Fund shareholder's redemption request by delivering selected shares or units of portfolio securities-redemption in kind-under certain circumstances.

The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notiﬁed that the value of your account is below the Fund's minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.

The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Frequent Trading of Fund Shares

Large and frequent short-term trades in the Fund's shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efﬁcient management of the Fund's portfolio and increase the costs associated with trading its portfolio securities. In addition, under certain circumstances frequent trading may dilute the returns earned on shares held by the Fund's other shareholders.

The Fund's Board of Trustees has determined that the Fund is not designed to serve as a vehicle for frequent trading in response to short-term ﬂuctuations in the securities markets, and has therefore adopted a policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Fund (the "Policy").

The Policy provides that the Fund will monitor shareholder trading activity and will seek to restrict a shareholder's trading privileges in the Fund if that shareholder is found to have engaged in multiple "Round Trip" transactions. A "Round Trip" is deﬁned as a purchase (including exchanges) into the Fund followed by a sale (including exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Fund will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan or systematic withdrawal plan are not considered when determining Round Trips. In addition, as described above, the Fund imposes a redemption fee on certain short-term redemptions to discourage frequent trading.

The Fund may reject any purchase or exchange order by any investor for any reason, including orders the Fund believes are made by short-term investors. In particular, under the Policy the Fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever it detects a pattern of excessive trading.

With respect to accounts where shareholder transactions are processed, or records are kept, by third party intermediaries, the Fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same ﬁnancial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identiﬁed, the Fund will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Fund may not be able to determine that a speciﬁc order, especially an order made through an omnibus, retirement plan or similar account, is short term or excessive and whether it may be disruptive to the Fund. There is no assurance, therefore, that the Fund will reject all such orders. The Fund does not have any arrangements with any investor or ﬁnancial intermediary to permit frequent purchases and redemptions of its shares. The Fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Fund that provide a substantially similar level of protection against excessive trading.

Although the Fund will monitor shareholder transactions for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identiﬁed, prevented or terminated.

Net Asset Value Per Share

Net asset value per share (NAV) is calculated by dividing the value of the Fund's net assets by the number of its outstanding shares. The Fund's investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund's Board of Trustees. In certain cases, market value may be determined using information provided by a pricing service approved by the Board of Trustees. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Fund may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. There can be no assurance that the Fund could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the New York Stock Exchange (NYSE)(generally 4 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer-specific event has occurred during this time that, in Royce's judgment, is likely to have affected the closing price of a security, it may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant foreign securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of foreign equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant foreign equity securities. The Fund values its foreign securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Fund by its custodian, State Street Bank and Trust Company. When fair value pricing is employed, the price of securities used by the Fund may differ from quotes or published prices of the same securities. Certain bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The NAV for the Fund is calculated as of the close of regular trading on the NYSE (generally 4 p.m. Eastern time) and is determined every day that the NYSE is open. Securities in the Fund's portfolio that primarily trade on a foreign exchange may change in value on a day that the NYSE is closed and the Fund's shareholders are not able to redeem shares in the Fund. If the Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day's NAV. If your order is received after the close of regular trading, it will receive the next business day's NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund's transfer agent in a timely manner.

Portfolio Disclosure Policy

A description of the Fund's policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the Fund's Statement of Additional Information on The Royce Funds' website www.roycefunds.com. The Fund's complete portfolio holdings are also available on The Royce Funds' website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter's holdings are posted. The Fund's portfolio holdings are also available on Form N-Q, which is filed with the Securities and Exchange Commission within 60 days of the end of the Fund's first and third quarters and can be obtained at www.sec.gov.

Reports

The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at (800) 221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via the internet. Please go to www.roycefunds.com/edelivery for more details.

Dividends, Distributions And Taxes

The Fund pays any dividends from net investment income and makes any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Fund. Dividends and distributions will be taxable to shareholders whether paid in cash or reinvested in additional shares.

Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. The Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder's cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.

If you redeem shares of the Fund held for less than six months, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss you have on the redemption as a long-term capital loss up to the amount of the distribution.

You should carefully consider the tax implications of purchasing shares shortly prior to a distribution. At the time of purchase, the Fund's net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to the shareholder, even though the distribution is economically a return of part of the shareholder's investment.

The IRS requires that the Fund withhold 28% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identiﬁcation.

Taxation of Distributions

Each year shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to federal income tax regardless of whether you receive them in cash or reinvest them in additional shares.

The tax character of distributions is determined at the Fund level and is not related to how long you have owned the Fund's shares. The following table generally describes as of May 1, 2009 how distributions are taxed at the federal level. (To qualify for the tax rates shown below for qualified dividend income, investors must satisfy certain holding period requirements with respect to their Fund shares.)

Distribution	Rate for 10% and 15% tax bracket investors	Rate for 25% and higher tax bracket investors
Qualified dividend income	0%	15%
Other dividend income	Ordinary income rate	Ordinary income rate
Short-term capital gains	Ordinary income rate	Ordinary income rate
Long-term capital gains	0%	15%

The above is only a summary of certain federal income tax consequences of investing in the Fund. Always consult a tax advisor with questions about federal, state or local tax consequences. The Statement of Additional Information (available at www.roycefunds.com or upon request) includes a more detailed discussion of federal tax matters that may be relevant to a shareholder.

TheRoyceFund

More information on The Royce Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Fund's investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund's performance, is available in the Fund's annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com. It is also on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:
By telephone
(800) 221-4268

By mail
The Royce Funds
745 Fifth Avenue
New York, NY 10151

Through the Internet

Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com

Text only versions of the Fund's prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC's Public Reference Room in Washington, DC (telephone (202) 942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

SEC File # 811-03599